                               PORTFOLIO DIRECTOR
                               SEPARATE ACCOUNT A

                        SUPPLEMENT ISSUED JUNE 24, 1998
                        TO PROSPECTUS DATED MAY 1, 1998


1. The section of the Fee Table on page 5 that reflects Separate Account Expenses is amended to include the following information for the AGSPC Social Awareness Fund:

                                   FEE TABLE

Separate Account Expenses
(as a percentage of Separate Account net assets):

                Mortality        Administration      Separate Account
               And Expense            and                Expense       Total Separate
    Fund       Risk Fee(3)     Distribution Fee(3)    Reimbursement     Account Fee
    ----       -----------     -------------------   ---------------   --------------
AGSPC Social
Awareness         0.25%               0.75%                 --              1.00%

(3) Reductions in the mortality and expense risk fee or administration and distribution fee may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" in this prospectus.


2. The section of the Fee Table on page 5 that reflects Fund Annual Expenses is amended to include the following information for the Dreyfus Small Cap Fund:

                                   FEE TABLE

Fund Annual Expenses
(as a percentage of Fund net assets):

                     Management      12b-1       Other        Total Fund
      Fund             Fees(5)       Fees      Expenses(6)     Expenses
      ----           ----------      -----     -----------    -----------
Dreyfus Small Cap      0.75%          --         0.03%           0.78%